Exhibit 99.2

© 2018 Benchmark Electronics, Inc. Benchmark Electronics Q4 and FY 2017 Earnings February 7, 2018

| 2 © 2018 Benchmark Electronics, Inc. Forward - Looking Statements This document contains forward - looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934. The words “expect,” “estimate,” “anticipate,” “predict” and similar expressions, and the n egatives thereof, often identify forward - looking statements, which are not limited to historical facts. Forward - looking statements inclu de, among other things: guidance for 2018 results; statements, express or implied, concerning future operating results or margins, the abi lity to generate sales and income or cash flow; and Benchmark’s business and growth strategies and expected growth and performance. Although Benchmark believes these statements are based upon reasonable assumptions, they involve risks and uncertainties relating to operations, markets and the business environment generally. If one or more of these risks or uncertai nties materializes, or underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. Readers are advised to consult further disclosures on these risks and uncertainties, particularly in Item 1A, “Risk Factors”, of the Comp any ’s Annual Report on Form 10 - K for the year ended December 31, 2016 and in its subsequent filings with the Securities and Exchange Commission. All forward - looking statements included in this document are based upon information available to the Company as of the date of this document, and it assumes no obligation to update them. Non - GAAP Financial Information This document includes certain financial measures that exclude items and therefore are not in accordance with U.S. generally accepted accounting principles (“GAAP”). A detailed reconciliation between GAAP results and results excluding special items (“n on - GAAP”) is included in the Appendix of this document. Management discloses non - GAAP information to provide investors with additional information to analyze the Company’s performance and underlying trends. Management uses non - GAAP measures that exclude certain items in order to better assess operating performance and help investors compare results with our previous guidance. This document also references “free cash flow”, which the Company defines as cash flow from operations less additions to property, plant and equipment and purchased software. The Company’s non - GAAP information is not necessarily comparable to the non - GAAP information used by other companies. Non - GAAP information should not be viewed as a substitute for, or superior to, net income or other data prepared in accordance with GAAP as a measure of the Company’s profitability or liquidity. Readers should consider the types of events and transactions for which adjustments have been made.

| 3 © 2018 Benchmark Electronics, Inc. CEO Update

© 2018 Benchmark Electronics, Inc. | 4 Fourth Quarter and 2017 Summary Strong operational p erformance ► Revenue and non - GAAP operating margins exceeded the high end of Q4 guidance ► Year - over - year revenue growth of 7% driven by higher - value markets and Computing ► Gross margins expanded for the full year to 9.3% ► Delivered $1.61 non - GAAP EPS for the full year with $0.49 in Q4 Working capital ► Cash conversion cycle of 60 days ending Q4 with an average of 66 days for the year ► Below target range of 73 to 68 days exiting 2017 Cash flow and improving ROIC ► Operating cash flow of $ 56 million in the quarter and $ 146 million for the year ► Cash from operations in the range of $125 - 150 million as expected for 2017 ► ROIC of 10.5%, up 60 bps quarter - over - quarter and 210 bps year - over - year

© 2018 Benchmark Electronics, Inc. | 5 New Business Wins with Focus on Market Sector Sales 2017 New Business Wins by Segment Estimated Annual Revenue from New Business Wins Comp, Telco 34% Industrials 26% A&D 18% Medical 16% T&I 6% Traditional Markets Higher - Value Markets $125 $118 $123 $128 $134 $142 $152 $156 Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 $ (USD M) ► 30 manufacturing and 13 engineering project awards ► Estimated annual revenue run rate between $142 – 170 million ► Strong bookings in next generation Telco and Industrials Q4 New Business Wins Highlights:

© 2018 Benchmark Electronics, Inc. | 6 Current Progress Milestones Exiting 2017 4.7% 5.5% 5.2% 5.3% 4.9% ~5.0% 9.5% 9.3% 9.4% 9.4% 9.1% >9.5% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 2H-17 Waypoint LTM Profit per Square Foot ( $ ) Gross Margin & SG&A (%) 64% 68% 65% 68% 63% >65% Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 2H-17 Waypoint Higher - Value Market Revenue Mix $27 $27 $27 $27 $26 $29* $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 2H-17 Waypoint $128 $134 $142 $152 $156 $150 Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 2H-17 Waypoint Bookings ($ M ) Gross Margin SG&A * Waypoint represents LTM target based on non - GAAP Operating Income

design develop deliver advanced technology 7 © 2018 Benchmark Electronics, Inc. | 7 2017 Transition Year: Repositioning and Realignment ► Optimize our network for elevated execution ► Implementation of market - sector sales organization ► Expansion of engineering solutions and capabilities 2018 Optimization Year: Leverage Investments ► Extend value proposition for customers ► Expand engineering and technology capabilities ► Elevate operational execution ► Progress made in 2018 will shape the trajectory for 2019 and beyond Update on Priorities

design develop deliver advanced technology 8 © 2018 Benchmark Electronics, Inc. | 8 Aging Population & Increasing Healthcare Needs ► Advanced treatment therapies ► Remote patient monitoring ► Effective pharmaceutical delivery ► Performance - based outcomes Requirement for Higher Bandwidth and Speed ► Application growth: Smart cities, IoT , asset tracking, autonomous driving ► Convergence of Defense and Telco process requirements ► Electronics value chain: higher chip demand and mixed SMT/ microelectronics subassemblies Increase in Defense Spending ► Upgrade of land, air, and sea platforms ► Sufficiency and capability of munitions ► Advanced electronic warfare and secure communications ► Soldier mobility and lethality Market Trends Driving Opportunities for Benchmark Demand for Higher Quality but More Affordable Healthcare Deployment of 5G Wireless Technology Modernization and Refurbishment of the Military

design develop deliver advanced technology 9 © 2018 Benchmark Electronics, Inc. | 9 Investments in Differentiation Aligning Benchmark to Take Advantage of Market Trends 2017 Results* Turnkey Product Design Qualcomm Partnership Medical Platforms FDA Regulatory Mgt. Medical $376M Secure Defense Platforms RF & High Speed Design Microelectronics Surveillance Systems A&D $398M Engineering Services IoT Front - End RF & High Speed Design Microelectronics Telco $308M Industrial $497M T&I $347M Demand for Higher Quality but More Affordable Healthcare Deployment of 5G Wireless Technology Modernization and Refurbishment of the Military *Based on Company results as of 12/31/17; does not include Computing

© 2018 Benchmark Electronics, Inc. | 10 Our Financial Goals Target Business Model Revenue $2.8 – $3.2B Gross Margin 9.8 – 10% SG&A 4.8 – 4.5% Non - GAAP Operating Income >5.5% ROIC >12% Cash Conversion Cycle <70 Days

© 2018 Benchmark Electronics, Inc. | 11 $152 $156 $200 Q3-17 Q4-17 2H-18 Waypoint 68% 63% >67% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Q3-17 Q4-17 2H-18 Waypoint $27 $26 $29* $- $5 $10 $15 $20 $25 $30 $35 $40 $45 Q3-17 Q4-17 2H-18 Waypoint 5.3% 4.9% ~5.0% 9.4% 9.1% >9.7% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% Q3-17 Q4-17 2H-18 Waypoint Progress Milestones 2H - 18 LTM Profit per Square Foot ( $ ) Gross Margin & SG&A (%) Higher - Value Market Revenue Mix Bookings ($ M ) Gross Margin SG&A * Waypoint represents LTM target based on non - GAAP Operating Income

© 2018 Benchmark Electronics, Inc. | 12 ROIC : Key Determinant of Capital Allocation Strategy Cumulative Capital Allocation FY11 - FY17 Balanced approach to capital allocation 1 Free cash flow (FCF) defined as net cash provided by operations (GAAP) less capex $320 33% $ 334 34% $328 33% Repurchases Capex M&A ► Organic growth through targeted investments to extend business model in attractive markets Capex ► Fund investments in close - to - core, bolt - on M&A to expand technical capabilities M&A ► Share repurchases optimized for returns ► $23M repurchased in Q4 - 17 ► 42nd consecutive quarter of share repurchases ► Cumulative $328mm+ (48% of FCF 1 ) spent Share Repurchases

| 13 © 2018 Benchmark Electronics, Inc. Q4 & 2017 Financial Highlights

© 2018 Benchmark Electronics, Inc. | 14 Fourth Quarter 2017 Financial Summary For the Three Months Ended (In millions, except EPS) Dec. 31 , 2017 Sep. 30 , 2017 Q/Q Dec. 31 , 2016 Y/Y Net Sales $680 $604 13% $608 12% GAAP Operating Margin 3.4% 3.4% -- 3.9% (50 bps) GAAP Diluted EPS ($1.54) $0.35 (540%) $0.37 (516%) Non - GAAP Operating Margin 4.2% 4.1% 10 bps 4.8% (60 bps) Non - GAAP Diluted EPS $0.49 $0.39 27% $0.45 10% GAAP ROIC 8.2% 7.6% 60 bps 7.2% 100 bps Non - GAAP ROIC 10.5% 9.9% 60 bps 8.4% 210 bps See APPENDIX 1 for a reconciliation of GAAP to non - GAAP Financial Results Our Guidance for the Fourth Quarter: ► Revenue (in millions) $590 – $610 ► Diluted EPS – non - GAAP $0.34 – $0.38

© 2018 Benchmark Electronics, Inc. | 15 Higher - Value Markets Dec. 31 , 2017 Sep. 30 , 2017 Q/Q Industrials 19% $131 20% $124 6% Aerospace & Defense 15% $98 16% $96 2% Medical 15% $103 17% $101 3% Test & Instrument. 14% $95 15% $88 8% Total Revenue $427 $409 4% Revenue by Market Sector (1) In millions Traditional Markets Dec. 31 , 2017 Sep. 30 , 2017 Q/Q Computing 26% $174 20% $124 40% Telecommunication s 11% $79 12% $71 11% Total Revenue $253 $195 30% Dec. 31 , 2016 Y/Y 20% $119 46% 16% $99 (20%) $218 16% For the Three Months Ended Dec. 31 , 2016 Y/Y 22% $137 (4%) 17% $102 (4%) 14% $86 20% 11% $65 46% $390 10% (1) (1) (1) (1) (1) (1) Medical , Test & Instrument, and Computing up Year - over - Year in Q4 - 17

© 2018 Benchmark Electronics, Inc. | 16 GAAP Key Business Trends Return on Invested Capital (LTM) Operating Margin ($M) SG&A ($M) Revenue & Gross Margin ($ M ) NOPAT Inv. Capital 23.5 12.4 22.2 20.8 23.1 3.9% 2.2% 3.6% 3.4% 3.4% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 0.0 10.0 20.0 30.0 40.0 50.0 60.0 Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 28.4 32.7 32.3 32.1 33.3 4.7% 5.8% 5.2% 5.3% 4.9% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 0.0 10.0 20.0 30.0 40.0 50.0 60.0 70.0 Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 608 567 617 604 680 9.5% 8.7% 9.5% 9.6% 9.1% 1.0% 3.0% 5.0% 7.0% 9.0% 11.0% 13.0% 15.0% 0 200 400 600 800 1,000 1,200 1,400 Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 ROIC = [(GAAP income from operations)*(1 - Tax Rate)] · [Average Invested Capital less Average Cash for last 5 quarters] 986 938 906 893 868 71 69 74 68 71 7.2% 7.4% 8.1% 7.6% 8.2% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 0 200 400 600 800 1000 1200 1400 1600 1800 Q4-16 Q1-17 Q2-17 Q3-17 Q4-17

© 2018 Benchmark Electronics, Inc. | 17 Non - GAAP Key Business Trends Operating Margin ($M) SG&A ($M) Revenue & Gross Margin ($ M ) NOPAT Inv. Capital ROIC = [(GAAP income from operations)*(1 - Tax Rate)] · [Average Invested Capital less Average Cash for last 5 quarters] (1) Excludes the impact of customer insolvency. 28.4 31.0 32.3 32.1 33.3 4.7% 5.5% 5.2% 5.3% 4.9% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 0.0 10.0 20.0 30.0 40.0 50.0 60.0 70.0 Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 (1) (1) 608 567 617 604 680 9.5% 9.3% 9.4% 9.4% 9.1% 1.0% 3.0% 5.0% 7.0% 9.0% 11.0% 13.0% 15.0% 0 200 400 600 800 1,000 1,200 1,400 Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 (1) (1) 29.1 21.5 25.5 24.5 28.3 4.8% 3.8% 4.1% 4.1% 4.2% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 0.0 10.0 20.0 30.0 40.0 50.0 60.0 Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 (1) (1) 986 938 906 893 868 82 84 86 88 91 8.4% 9.0% 9.5% 9.9% 10.5% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 0 200 400 600 800 1000 1200 1400 1600 1800 Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 Return on Invested Capital (LTM) (1) (1) (1) (1) (1) (1) (1) (1) (1) (1)

© 2018 Benchmark Electronics, Inc. | 18 SG&A Investments Continued Investments for Future Growth ► Expand capabilities to increase customer value proposition ► Investments vary between fixed expenses and variable & non - cash expenses ► Benchmark includes stock compensation expense in SG&A Q4 - 17 SG&A Quarterly Run Rate to 2018 Projections Fixed Expenses Variable & Non - cash Expenses $33,300 $36,500 - $37,500 $2,200 $800 $500 Q4-17 SG&A Run Rate Higher-Value Market Investments Stock Compensation Expense Variable Employee Expenses 2018 Projected SG&A Run Rate

© 2018 Benchmark Electronics, Inc. | 19 2017 Financial Summary For the Twelve Months Ended (In millions, except EPS) Dec. 31 , 2017 Dec. 31 , 2016 ‘16 to ’17  Y/Y Net Sales $2,467 $2,310 $156 7% Non - GAAP Gross Margin $229 $213 $15 7% Non - GAAP Gross Margin % 9.3% 9.2% 10 bps Non - GAAP SG&A $129 $113 $15 13% Non - GAAP SG&A % 5.2% 4.9% 30 bps Non - GAAP Operating Income $100 $100 -- -- Non - GAAP Operating Margin 4.1% 4.3% (20 bps) Non - GAAP Diluted EPS $1.61 $1.45 $0.16 11% Non - GAAP ROIC 10.5% 8.4% 210 bps

© 2018 Benchmark Electronics, Inc. | 20 2017 Revenue Results by Market Sector (1) In millions For the Twelve Months Ended Higher - Value Markets Up 8% YoY Higher - Value Markets Dec. 31 , 2017 Dec. 31 , 2016 Y/Y Industrials 20% $497 23% $543 (8%) Aerospace & Defense 16% $398 16% $361 10% Medical 15% $376 15% $346 9% Test & Instrument. 14% $347 11% $244 42% Total Revenue $1,618 $1,494 8% Traditional Markets Dec. 31 , 2017 Dec. 31 , 2016 Y/Y Computing 22% $541 19% $445 22% Telecommunication s 13% $308 16% $371 (17%) Total Revenue $849 $816 4% (1) (1) (1) (1)

© 2018 Benchmark Electronics, Inc. | 21 Cash Flow / Working Capital Highlights Generated $146 million of Cash from Operations in 2017 (1) Free cash flow (FCF) defined as net cash provided by operations (GAAP) less capex (In millions) Dec. 31, 2017 Dec. 31, 2016 Dec. 31 , 2017 Sep. 30 , 2017 Dec. 31 , 2016 Cash Flows from (used in) Operations $146 $273 $56 ($3) $45 FCF $91 $241 $39 ($14) $38 Cash $743 $681 $743 $730 $681 International $674 $626 $674 $655 $626 US $69 $55 $69 $75 $55 Inventory $397 $381 $397 $422 $381 Accounts Receivable $437 $441 $437 $412 $441 Accounts Payable $363 $326 $363 $335 $326 For the Three Months Ended For the Twelve Months Ended 1

© 2018 Benchmark Electronics, Inc. | 22 Working Capital Update Exceeded Target of 70 Days Exiting 2017 Ongoing Cash Conversion Cycle Days will Range between 73 and 68 Days 99 83 80 74 67 65 72 60 0 20 40 60 80 100 120 Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 Q1 - 16 Q2 - 16 Q3 - 16 Q4 - 16 Q1 - 17 Q2 - 17 Q3 - 17 Q4 - 17 Accounts Receivable Days 68 66 65 65 61 57 61 58 Inventory Days 70 64 68 62 70 67 70 58 Deposits - - - - 4 4 4 3 Accounts Payable Days 39 47 53 53 60 55 55 53 Cash Conversion Cycle 99 83 80 74 67 65 72 60

design develop deliver advanced technology 23 © 2018 Benchmark Electronics, Inc. | 23 U.S. Tax Reform: Benchmark Impacts Q4 - 17 tax expense of $98 million ($1.95 GAAP loss per diluted share) ► Estimated $102 million tax expense for mandatory repatriation of undistributed foreign earnings ► Estimated ($4 million) tax credit for adjustments to our US deferred tax assets/liabilities Future repatriation and tax expenses ► Evaluating repatriation scenarios as a result of U.S. tax reform ► Applicable foreign withholding and U.S. state taxes will apply in the event of repatriation Effective Tax Rate for 2018 ► Global Intangible Low - Taxed Income (GILTI) impacts tax rate by 3 - 4% ► Expected to range from 16 - 18%

design develop deliver advanced technology 24 © 2018 Benchmark Electronics, Inc. | 24 First Quarter 2018 Guidance * The above guidance excludes the impact of amortization of intangible assets and estimated restructuring charges Guidance Net Sales (in millions) $585 – $605 Operating Margin – non - GAAP* 3.6% – 3.9% Diluted EPS – non - GAAP* $0.34 – $0.38

© 2018 Benchmark Electronics, Inc. | 25 Sequential Modeling Information Expected sequential growth in Aerospace & Defense and Test & Instrumentation Higher - Value Markets Q1 - 18 Outlook (%) Industrials Down 10% Aerospace & Defense Up Mid - Singles Medical Down Mid - Singles Test & Instrumentation Up Mid - Singles Traditional Markets Q1 - 18 Outlook (%) Computing Down >40% Telecommunication s Down Low Singles Q1 - 18 Guidance Interest Expense (in millions) $2.5 Effective Tax Rate 18% Weighted Average Shares (m) 49.3

| 26 © 2018 Benchmark Electronics, Inc. Appendix

design develop deliver advanced technology 27 © 2018 Benchmark Electronics, Inc. | 27 APPENDIX 1 - Reconciliation of GAAP to non - GAAP Financial Results (Amounts in Thousands, Except Per Share Data) – (UNAUDITED) Dec 31, Sep 30, Dec 31, 2017 2017 2016 2017 2016 $ 23,144 $ 20,815 $ 23,548 $ 78,603 $ 75,638 3,062 2,511 2,663 8,628 12,539 (239) (1,514) - 2,657 - 2,367 2,736 2,893 10,065 11,838 $ 28,334 $ 24,548 $ 29,104 $ 99,953 $ 100,015 $ (76,340) $ 17,512 $ 18,568 $ (31,965) $ 64,047 3,062 2,511 2,663 8,628 12,539 (239) (1,514) - 2,657 - 2,367 2,736 2,893 10,065 11,838 (1,793) (1,674) (1,781) (6,312) (7,695) 97,633 - - 97,633 - - - - - (8,270) $ 24,690 $ 19,571 $ 22,343 $ 80,706 $ 72,459 Diluted (GAAP) $ (1.54) $ 0.35 $ 0.37 $ (0.64) $ 1.29 Diluted (Non-GAAP) $ 0.49 $ 0.39 $ 0.45 $ 1.61 $ 1.45 *CS *CE (1) This amount represents the tax impact of the non-GAAP adjustments using the applicable effective tax rates. (2)This amount represents the estimated impact of the U.S. Tax Reform and includes the impact of a one-time mandatory tax on the deemed repatriation of undistributed foreign earnings and the re-measurement of U.S. deferred tax assets and liabilities for the decrease in the U.S. federal tax rate from 35% to 21%. Non-GAAP income from operations Non-GAAP net income Diluted Earnings (loss) per share: Restructuring charges and other costs Discrete tax benefits Income tax adjustments (1) Amortization of intangible assets Customer insolvency (recovery) Tax Cuts and Jobs Act (2) Income from operations (GAAP) Net income (loss) (GAAP) Year EndedThree Months Ended December 31, Restructuring charges and other costs Amortization of intangible assets Customer insolvency (recovery)

design develop deliver advanced technology 28 © 2018 Benchmark Electronics, Inc. | 28 APPENDIX 2 - Reconciliation of GAAP to non - GAAP Financial Measures (Amounts in Thousands, Except Per Share Data) – (UNAUDITED)